EMPLOYERS®

America's small business insurance specialist.®

EIG
LISTED
NYSE

Management Presentation

November, 2007

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Safe Harbor Disclosure

This slide presentation is for informational purposes only.  It should be read in conjunction with our Form 10-K for the year 2006, our Form
10-Q for the second and third quarters of 2007 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations” section of our website at www.employers.com.

Non-GAAP Financial Measures

In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G.  Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year 2006, our Form 10-Q for the second quarter 2007 and our Form 8-Ks filed with the
Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at www.employers.com.

Forward-looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe”, “expect”, “anticipate”, “estimate” and “intend” or future or conditional verbs such as “will”, “would”, “should”, “could” or “may”. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions, and legislative and regulatory changes that could adversely affect the business of EMPLOYERS and its subsidiaries.  All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Copyright © 2007 EMPLOYERS. All rights reserved. EMPLOYERS and America’s small business insurance specialists are registered trademarks of Employers Insurance Company of Nevada. Workers’ compensation insurance and services are offered through Employers Compensation Insurance Company and Employers Insurance Company of Nevada.

America's small business insurance specialist.®

EIG
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Contents                                                                                                                                                              Page

18

California Rates and Rate Setting

13

Customer Selection

19

Insurance Operations Summary

17

Workers’ Compensation Industry

16

Policy Count

15

Strategic Distribution Partners

14

Focused Marketing and Distribution

12

Focus on Low to Medium Hazard Groups

11

Disciplined Underwriting – Five Basic Elements

Insurance Operations

9

Seasoned Executives with Extensive Experience

8

Expanding Geographic Footprint

7

Strategies

6

Financial Snapshot

5

Key Strengths

4

Overview

Corporate Overview

30-31

Summary

28

Capital Management

23

Selected Operating Results

SUMMARY

27

Investment Portfolio

26

Reinsurance Program

25

Underwriting Profitability

24

Earnings and EPS

22

Loss Portfolio Transfer

21

Four Key Elements of our Financial Strength

Financial Results

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
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Corporate Overview

EMPLOYERS
America's small business insurance specialist.®

EIG LISTED NYSE

Overview

Business

Specialty provider of workers’ compensation insurance

18th largest private writer in the U.S.  (1)

8th largest private writer in California (1)

2nd largest writer in Nevada (1)

Geographic

Focused in western U.S. –  direct premiums written as of the third quarter of 2007

71% in California

19% in Nevada

10% in nine other states

Customers

Small businesses in low to medium hazard industries

Distribution through independent agents and strategic partners

33,027 policies in force at 9/30/2007

Average annual policy premium of approximately $11,000

(1)  Based on “One-Year Premium and Loss Study,” U.S., California and Nevada, A.M. Best Company, 2006

EMPLOYERS
America's small business insurance specialist.®

•

•

•

•

•

EIG LISTED NYSE

Key Strengths

Established enterprise with 94 year operating history

Focused operations and disciplined underwriting – target an attractive and underserved market segment with growth opportunities

Unique and long-standing strategic distribution relationships

Financial strength and flexibility - strong balance sheet and conservative reserving

Experienced management team with deep knowledge of workers’
compensation

EMPLOYERS

America's small business insurance specialist.®

'02 – '06 CAGR = 20%

'02 – '06 CAGR = 30%

'02 – '06 CAGR = 93%

'02 – '06 CAGR = 21%

EIG LISTED NYSE

440

187

298

418

387

93

82

87

0

100

200

300

400

500

2002

2003

2004

2005

2006

Qtrs. 1-3,

2007

Financial Snapshot

673

655

682

339

431

531

640

224

0

200

400

600

800

2002

2003

2004

2005

2006

3/31/07

6/30/07

9/30/07

23

152

73

46

11

94

26

25

0

50

100

150

200

2002

2003

2004

2005

2006

Qtrs. 1-3,

2007

Net Premium Written

351

747

607

516

424

790

795

771

0

200

400

600

800

2002

2003

2004

2005

2006

3/31/07

6/30/07

9/30/07

Net Income Before Loss Portfolio Transfer (LPT)

Equity Incl. Deferred Gain - LPT

Statutory Surplus

($ million)

Premium growth has declined due to California rate
decreases

Strong growth provides a solid basis for underwriting

Loss trends and investments are driving net income

Capital management plans include dividends and share
repurchases

EMPLOYERS®
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Strategies

Focus on
Profitability

Target attractive, underserved small business market

Maintain disciplined risk selection, underwriting and
pricing

Pursue
Organic
Growth
Opportunities

Expand in current markets and in our new states

Leverage infrastructure, technology and systems

Utilize existing and new strategic distribution partners

Optimize
Capital
Structure

Invest in operations and manage capital prudently

Return capital to shareholders

Consider opportunistic strategic transactions

EMPLOYERS
America's small business insurance specialist.®

70.5%

1.9%

1.3%

2.3%

3.5%

19.2%

California

Nevada

Colorado

Utah

Idaho

Montana

New States

Expanding Geographic Footprint

2000

2002

2006

2007

FL

NM

MD

TX

OK

KS

NE

SD

ND

MT

WY

CO

UT

ID

AZ

NV

WA

CA

OR

KY

ME

NY

PA

MI

NH

MA

CT

VA

WV

OH

IN

IL

NC

TN

SC

AL

AR

LA

MO

IA

MN

WI

GA

MS

VT

NJ

DE

RI

8

NEW STATES

Florida, Oregon,
Texas, Arizona
and Illinois = 1.3%

Direct Premiums Written (%) for nine months ended 9/30/07

EMPLOYERS
America's small business insurance specialist.®

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Seasoned Executives with Extensive Experience

31

EVP, Chief Financial Officer

William E. Yocke

28

SVP, Chief Underwriting Officer

Jeff J. Gans

25

SVP, Chief Claims Officer

Stephen V. Festa

19

SVP, President of Western Region

George Tway

22

SVP, President of Strategic Markets Region

David M. Quezada

16

SVP, President of Pacific Region

T. Hale Johnston

29

President and Chief Operating Officer

Martin J. Welch

22

Chief Executive Officer

Douglas D. Dirks

Experience
(Years)

Title

Name

Average experience of senior operating leadership = 24 years

EMPLOYERS®

America's small business insurance specialist.®

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Insurance Operations

EMPLOYERS
America's small business insurance specialist.®

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Disciplined Underwriting

37.9% statutory loss and LAE ratio in 2006

Risk Selection
Expertise

Strong
Underwriting
Culture

Focused
Guidelines and
Consistent
Automated
Approach

Disciplined
Underwriting

Local Knowledge

Pricing of
Individual Risks

Five Basic Elements

12%

20%

19%

5%

4%

14%

26%

1%

13%

10%

7%

11%

23%

35%

Focus on Low to Medium Hazard Groups

EMPLOYERS

Focus on low to medium hazard risks allows us to optimize risk selection and pricing adequacy

Hazard Group A

Industry (1)

% of Premiums Written, 12/31/06

12

Hazard Group B

Hazard Group C

Hazard Group D

Hazard Group E

Hazard Group F

Hazard Group G

Hazard Groups A through D

Lower
Risk

Higher
Risk

(1) NCCI 2006 Premium Distribution by Hazard Group (as presented at 2007 Annual Issues Symposium).

Industry = 56%

EMPLOYERS = 82%

EMPLOYERS®
America's small business insurance specialist.®

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Customer Selection

         35.1%

$136,883

Top 10

               1.7

6,458

Automobile

D

               2.0

7,939

Dentists & Dental Surgeons & Clerical

C

               2.3

9,040

Clothing Manufacturers

C

               2.4

9,455

Machine Shops

D

               2.5

9,846

Clerical Office Employees

C

               2.9

11,189

Store: Retail

B

               3.0

11,590

College: Professional Employees & Clerical

B

               4.8

18,854

Store: Wholesale

B

               6.4

24,858

Physicians & Clerical

C

7.1%

$  27,654

Restaurants

A

Percent of
Total

Direct Premiums

Written (000s)

Class

Hazard
Group

EMPLOYERS further differentiates risks within industry-defined customer classes

Top Ten Classes in 2006

EMPLOYERS®
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Focused Marketing and Distribution

Independent Agents and Brokers

PACIFIC REGION

California

In 2006, 44% of direct
premiums written

STRATEGIC REGION

Largely ADP & Wellpoint;
added E-CHX in Qtr 4, 2006

Primarily California today

Intego Insurance Services, LLC,
in Qtr. 3, 2007

In 2006, 30% of direct premiums
written

Three business units target customer segments with a focused underwriting approach

WESTERN REGION

Nevada, Colorado, Utah,
Montana, Idaho, Texas,
Arizona, Illinois, Oregon,
Florida

In 2006, 26% of direct
premiums written

Strategic Distribution Partners

EMPLOYERS®
America's small business insurance specialist.®

ADP®
Automatic Data Processing, Inc.

WELLPOINT®

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Strategic Distribution Partners

Largest payroll services company in the
U.S. with over 450,000 clients

Partner since entering California market
in 2002

Business originated by ADP’s field sales
staff and insurance agency

“Pay-by-Pay” premium collection

Strategic partners expand market reach and produce business with high persistency

15

Largest group health carrier in California

Partner since entering California market
in 2002

Business originated by Wellpoint’s health
insurance agents

Single bill to customers

EMPLOYERS
America's small business insurance specialist.®

'02 – '06 CAGR =6%

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23,657

24,967

26,005

27,686

29,742

30,922

31,902

33,027

0

5,000

10,000

15,000

20,000

25,000

30,000

35,000

2002

2003

2004

2005

2006

3/31/07

6/30/07

9/30/07

Solid in force policy count growth
continued in the third quarter, 2007

33,027 at 9/30/07

29,311 at 9/30/06

Total increase of 3,716 or
12.7%

In Force Policy Count

Total in force policy count has grown consistently with a 2002 – 2006 CAGR of 6%

0%

25%

50%

75%

100%

125%

150%

'96

'97

'98

'99

'00

'01

'02

'03

'04

'05

Workers’ Compensation Industry

Historical Pure Loss Ratio

California

Total U.S.

Source: WCIRB as of 09/30/06 (California); Insurance Information Institute as of 12/31/05 (Total U.S.)

2002: EMPLOYERS
entry into California

California Rates and Rate Setting

-  14.2%

July 1, 2007

-  9.5%

January 1, 2007

-65.1%

Cumulative Change

-16.4%

July 1, 2006

-15.3%

January 1, 2006

-18.0%

July 1, 2005

-  2.2%

January 1, 2005

-  7.0%

July 1, 2004

-14.9%

January 1, 2004

Workers’ Compensation Insurance Rating Bureau (WCIRB)
recommended increase of 5.2% in October, 2007

Company’s choice to implement rate changes

Internal analyses are compared to Bureau’s view of the
industry to confirm actual experience

Filed loss cost multipliers (LCMs) account for loss
adjustment, underwriting and commission expenses and
targeted unlevered return of 12% to 13%

Rate deviation plans modify full premium rates based on
individual or group risk characteristics to yield “effective rates”

EMPLOYERS filed a 4.5% decrease in premium for California
policies incepting on or after September 15, 2007

Rate filing accepted August, 2007

Awaiting Commissioner Ordered Advisory Pure Premium
Change for rates on January 1, 2008

Recent Commissioner Ordered
Advisory Pure Premium Changes

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

High performing insurance operation, built upon four key
elements

A highly focused customer base

A disciplined underwriting culture

An efficient – and scalable – infrastructure

Strong producer and strategic partner relationships, providing us with:

broader access to markets

enhanced value delivery to our customers

more cost-effective production

Insurance Operations Summary

EMPLOYERS®

America's small business insurance specialist.®

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Financial Results

EMPLOYERS®
America's small business insurance specialist.®

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Four Key Elements of Our Financial Strength

Surplus of
$673MM

at 9/30/2007

Conservative
Reserving

High Quality
Investment
Portfolio

Catastrophe
Reinsurance
Program

0.5:1 NPW / Surplus
(Trailing 12 months NPW
at 9/30/07)

Approximately 90% fixed
maturity with average
rating AA

Coverage up to
$200MM loss

Track record of
reserve strength

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Loss Portfolio Transfer (LPT)

$ millions

  $602.5

Gain at 9/30/2007

(147.5)

Subsequent Reserve Adjustments

     750

Gain at 1/1/2000

$   775

Consideration

$1,525

Original Reserves Transferred

$2,000

Total Coverage

Contract

$ millions

   $429.3

GAAP: Deferred Reinsurance
Gain – LPT Agreement

  (173.2)

Cumulative Amortization To Date

$602.5

Statutory Surplus Created

Accounting at 9/30/07

Non-recurring transaction with no ongoing cash benefits or charges to current operations

Retroactive 100% quota share reinsurance coverage for all losses occurring prior to 7/1/95

Gain on transaction booked as statutory surplus; deferred and amortized under GAAP

EMPLOYERS®
America's small business insurance specialist.®

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Selected Operating Results

Premiums are

declining due to

California rate

decreases

Loss trends and

investments are

driving net income

771.1

795.5

790.4

746.8

607.0

Equity including LPT deferred gain

   341.8

   361.6

   352.0

303.8

144.6

Shareholders’ equity

2,282.5

2,294.3

2,307.2

2,307.8

2,350.0

Reserves for loss & LAE

3,169.3

3,221.2

3,221.2

3,195.7

3,094.2

Total assets

93.2

149.3

66.5

  80.0

  61.1

Cash and cash equivalents

1,730.9

1,695.2

1,768.6

1,715.7

1,595.8

Total investments

Balance Sheet Data

    74.8

    25.3

    26.2

    23.3

    152.2

   93.8

Net Income Before LPT

    88.5

    29.9

    30.8

    27.9

    171.6

   137.6

Net Income

   59.4

   19.2

   19.3

   20.8

    68.2

   54.4

Net Investment Income

  262.4

  88.5

  84.1

  89.8

  393.0

   438.3

Net Premiums Earned

  262.0

  87.3

  81.5

  93.2

  387.2

   439.7

Net Premiums Written

$ 271.3

$ 90.3

$ 84.6

$ 96.5

$ 401.8

$ 458.7

Gross Premiums Written

Income Statement Data

 YTD
2007

  Q3
2007

Q2
2007

   Q1
2007

12/31/06

12/31/05

$ Million

Portfolio re-allocation (equity

sales) in Q4 of 2006 reduced

volatility

While premiums have

declined in California, losses

have also declined

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Earnings and EPS

$ 1.43

$ .49

$ .49

$ .45

$ 3.04

$ 1.88

EPS Before Impacts of the LPT,
pro forma

    .26

.09

.09

.08

   .39

   .87

     EPS attributable to LPT

$ 1.69

.58

.58

.53

$3.43

$2.75

GAAP EPS for the period

$ 1.55

---

---

.40

EPS for Feb. 5 through the period
(required reporting due to conversion)

$ 74.8

$ 25.3

$ 26.2

$ 23.3

$ 152.2

$ 93.8

Net Income Before LPT

(13.7)

(4.6)

(4.6)

(4.6)

(19.4)

(43.8)

Less: LPT Deferred Gain Amortization

$88.5

$29.9

$30.8

$27.9

$171.6

$ 137.6

GAAP Net Income

 YTD
2007

    Q3
2007

   Q2
2007

   Q1
2007

12/31/06

12/31/05

$ Million

(except per share data)

(1)     Pro Forma EPS for 2005 and 2006 assumes 50,000,002 shares outstanding before the conversion.

(2)     Pro forma basic and diluted EPS computed using the weighted average shares outstanding during the period after the Company’s IPO and assumes the

         50,000,002 shares outstanding prior to the IPO.  Equity instruments have been excluded in computing the diluted earnings per share because their inclusion would be anti-dilutive.

(3)     Basic and Diluted EPS computed using the actual weighted shares outstanding during the period.

(4)     Basic EPS and Diluted EPS round to the same amount for the period.

(2)

(3)

(4)

(2,4)

(1)

(1)

(1)

(1)

(1)

(1)

(2)

(2)

(3)

(3)

(4)

(4)

(2,4)

(2,4)

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Underwriting Profitability

(1)

Excluding $43.4 million of favorable development in the first nine months of 2007, our loss ratio before the LPT would have been 64.2% and our combined ratio would have been 103.7%.  We target a combined ratio of 100.

(2)

Total deferred gain amortization and LPT reserve adjustment of $43.8 million in 2005, $19.4 million in 2006, $4.6 million in the first, second and third quarters of
2007.

(3)

Our higher expense ratio is largely a function of falling California rates.

25

Excluding reserve
development for 9
months, 2007 (1)

   YTD
2007

12/31/06

12/31/05

COMBINED RATIO

$43.4

$43.4

$107.1

$78.1

Favorable Reserve Development ($ million)

103.7%

87.1%

72.6%

84.9%

Combined Ratio (excl. LPT)

25.8%

25.8%

22.3%

16.0%

Underwriting & Other Expense Ratio (3)

13.6%

13.6%

12.3%

10.7%

Commission Expense Ratio (3)

64.2%

47.6%

37.9%

58.3%

Loss & LAE Ratio (excl. LPT)

5.2%

5.2%

4.9%

10.0%

Less: Impact of LPT (2)

59.0%

42.4%

33.0%

48.3%

Loss & LAE Ratio

EMPLOYERS®
America's small business insurance specialist.®

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Retention

$10M xs $10M

Catastrophe per Occurrence

First Excess of Loss Layer

$30M xs $20M

Catastrophe per Occurrence

Second Excess of Loss Layer

$50M xs $50M

Catastrophe per Occurrence

Third Excess of Loss Layer

$50M xs $100M

Catastrophe per Occurrence

Fourth Excess of Loss Layer

$50M xs $150M

Catastrophe per Occurrence

Fifth Excess of Loss Layer

$5M xs $5M

$20M Aggregate

First Excess of Loss Layer

$200M

$ 5M

$10M

$20M

$50M

$100M

$150M

Expires 7/1/08

Priced annually

Includes terrorism, except nuclear,

   biological, chemical and radiological

Increased retention to $5.0M

from $4.0M from previous treaty

Increased total limits by $25.0M from

previous treaty

Catastrophe Excess of Loss includes

maximum any one life of $10.0M

Reinsurance Program

EMPLOYERS
America's small business insurance specialist.®

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Investment Portfolio

U.S. Treasury

Securities

8.2%

U.S. Agency

Securities

7.9%

Corporate

Securities

11.0%

Equities

6.3%

Asset-backed

Securities

1.2%

Commercial

Mortgage-

backed

Securities

2.8%

Mortgage-

backed

Securities

11.2%

Tax-exempt

Municipal

Securities

51.3%

$1.7 billion of
investment securities

      - Less than .03% related to

        sub-prime

      - Less than 6% related to

        financials

Approximately 90%
AA rated

Book yield of 4.4%

Tax equivalent book
yield of 5.3%

Effective duration of 5.7

Outsourced to Conning
Asset Management

Portfolio Mix at 9/30/07

EMPLOYERS

America's small business insurance specialist.®

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Capital Management

$38 million ordinary
dividend capacity
(unassigned surplus at
12/31/2006), plus

$9.7 million in net proceeds
from the IPO, plus

$55 million up-streamed
extraordinary dividend

Greater than $100 million
available cash in 2007

Holding Company
Cash Flow

Strong Capital Position

$771 million GAAP
adjusted equity at
9/30/2007

0.6:1 NPW/surplus at
12/31/2006

No debt

Reserve strength

Our goal is to drive shareholder value through an improving ROE resulting from (i) profitability consistent with historical results, (ii) disciplined growth and (iii) prudent capital management

28

Capital Management
Tools

Shareholder dividends

$0.06 per share
quarterly dividend

Three quarters
declared, two paid

     $3.2 million Q2, 2007

     $3.1 million Q3, 2007

     $3.0 million Q4, 2007

Share repurchase

$75 million in open
market in 2007

     3,911,272 shares

EMPLOYERS®

America's small business insurance specialist.®

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Summary

EMPLOYERS®
America's small business insurance specialist.®

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Summary

Established enterprise with 94 year operating history

Focused operations and disciplined underwriting – target an attractive and underserved market segment with growth opportunities

Unique and long-standing strategic distribution relationships

Financial strength and flexibility - strong balance sheet and conservative reserving

Experienced management team with deep knowledge of workers’
compensation

EMPLOYERS®
America's small business insurance specialist.®

EMPLOYERS℠

EIG
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Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com

9790 Gateway Drive
Reno, NV. 89521-5906
(775) 327-2700